UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 28, 2007

MORGAN STANLEY CAPITAL I INC. (as Depositor under the Trust Agreement dated as of June 1, 2007, providing for the issuance of Morgan Stanley Capital I Inc. Mortgage Pass-Through Certificates, Series 2007-9SL)

        Morgan Stanley Mortgage Loan Trust 2007-9SL
(Issuing Entity)

         Morgan Stanley Capital I Inc.
(Exact Name of Depositor as Specified in its Charter)

         Morgan Stanley Mortgage Capital Holdings LLC
(Exact Name of Sponsor as Specified in its Charter)

            Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130684	133291626
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 2nd Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000
                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-130684) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Val Kay
Name: Val Kay
Title: Vice President

Dated: June 28, 2007

EXHIBIT INDEX

 Exhibit No.    Description

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).